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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement File Numbers 333-06657, 333-76025, 333-61016 and 333-88876 on Form S-8 of our report dated December 30, 2003, with respect to the consolidated financial statements of Meritage Hospitality Group Inc. and subsidiaries as of November 30, 2003 and for the year then ended included in this Annual Report (Form 10-K) for the year ended November 30, 2003.


/s/ Ernst & Young LLP

Grand Rapids, Michigan
February 19, 2004